Summary Prospectus	AZL® DFA Multi-Strategy Fund

April 25, 2016

AZL® DFA Multi-Strategy Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated April 25, 2016, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered only as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to your Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.05%
Other Expenses	0.02%
Acquired Fund Fees and Expenses(1)	0.92%

Total Annual Fund Operating Expenses	0.99%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table of the prospectus.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® DFA Multi-Strategy Fund

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a fund of funds that seeks to achieve its goal by investing primarily in a combination of five underlying funds managed by Dimensional Fund Advisors LP (the “DFA Underlying Funds”):

•	AZL DFA Emerging Markets Core Equity Fund
•	AZL DFA International Core Equity Fund
•	AZL DFA U.S. Small Cap Fund
•	AZL DFA U.S. Core Equity Fund
•	AZL DFA Five-Year Global Fixed Income Fund

Under normal market conditions, the Manager will allocate approximately 50%-70% of Fund assets to the equity funds and approximately 30%-50% to the fixed income fund. The AZL DFA Five-Year Global Fixed Income Fund is the fixed income fund; the other four DFA Underlying Funds are equity funds. The Manager may allocate the Fund’s assets outside of the target ranges specified here when the Manager believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes.

The investment results of the DFA Underlying Funds will vary. As a result, the Manager monitors the allocations to the DFA Underlying Funds daily and periodically adjusts the allocations. The performance and income distributions of each of the DFA Underlying Funds will differ from the performance and income distributions of the underlying funds as a result of small variations in the Fund’s allocations and any cash held in its portfolio.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

As a fund of funds, the Fund is subject to allocation risk, which is the risk associated with the Manager’s decision regarding how the Fund’s assets should be allocated among the various underlying investment options. The Manager’s decisions about the allocation of the Fund’s assets could cause the Fund to underperform other funds with similar investment objectives. There also can be no guarantee that investment decisions made by the Manager will produce the desired results. The Fund is also subject to issuer risk, which is the risk that the value of a security may decline for a number of reasons directly related to the issuer of the security. The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds.

Because the Fund invests in the DFA Strategy Underlying Funds, it is also subject to the risks associated with those investments which include the following risks:

•	Market Risk The market value of an Underlying Fund’s portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a an Underlying Fund’s securities may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk Because the Underlying Funds are actively managed, there can be no guarantee that investment decisions made for a fund by its subadviser will produce the desired results.
•	Value Stocks Risk Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause an Underlying Fund to at times underperform equity funds that use other investment strategies.
•	Capitalization Risk Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Emerging Markets Risk Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•	Currency Risk Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to an Underlying Fund.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® DFA Multi-Strategy Fund

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on an Underlying Fund’s earnings.
•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse effect on an Underlying Fund’s returns.
•	Interest Rate Risk Debt securities held by an Underlying Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase an Underlying Fund’s exposure to risks related to rising rates.
•	Income Risk Falling interest rates may cause an Underlying Fund’s income to decline.
•	Portfolio Turnover One or more Underlying Funds may trade portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Underlying Fund’s performance.
•	Sovereign Debt Risk Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance, the S&P 500 Index. The Fund’s performance also is compared to the Barclays U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Multi-Strategy Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to April 27, 2015, the Fund was named the AZL Growth Index Strategy Fund, and invested in different underlying funds.

Performance Bar Chart and Table

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q3, 2010)	10.19%
Lowest (Q3, 2011)	-12.04%

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® DFA Multi-Strategy Fund

Average Annual Total Returns

	One Year Ended December 31, 2015	Five Years Ended December 31, 2015	Since Inception (7/10/2009)
AZL® DFA Multi-Strategy Fund	-0.67%	7.74%	10.87%
S&P 500 Index*	1.38%	12.57%	16.34%
Barclays U.S. Aggregate Bond Index*	0.55%	3.25%	3.94%
Multi-Strategy Composite Index*	1.20%	9.02%	11.55%

*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund.

The Fund’s portfolio managers are: Brian Muench, president of the Manager and portfolio manager, since November 2010; and Darin Egbert, portfolio manager, since April 2013.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Fund of Funds Trust

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